SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported February 7, 2006)

Wachovia Mortgage Loan Trust, LLC (as depositor under an Indenture, dated as of August 30, 2005, providing for, inter alia, the issuance of Encore Credit Receivables Trust 2005-3, Asset-Backed Notes, Series 2005-3)

WACHOVIA MORTGAGE LOAN TRUST, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-126164	20-3168291
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 S. College Street NC5578-Suite G Charlotte NC		28288-5578
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code, is (704) 715-8239.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.      Completion of Acquisition or Disposition of Assets.

For a description of the Notes and the Mortgage Pool, refer to the Indenture.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Financial Statements.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits

Item 601(a) of Regulation S-K Exhibit No.	Description
3.1

Amended and Restated Trust Agreement, dated as of August 30, 2005, among Wachovia Mortgage Loan Trust, LLC, as Depositor, Wilmington Trust Company, as Owner Trustee and Citibank, N.A., as Certificate Registrar and Certificate Paying Agent, Asset Backed Notes, Series 2005-3.

4.1

Indenture, dated as of August 30, 2005, among Encore Credit Receivables Trust 2005-3, as Issuer, Citibank, N.A., as Securities Administrator, and Deutsche Bank National Trust Company, as Indenture Trustee, Asset Backed Notes, Series 2005-3.

99.1

Servicing Agreement, dated as of August 30, 2005, among CitiMortgage Inc., as Master Servicer, Encore Credit Receivables Trust 2005-3, as Issuer, Citibank, N.A., as Securities Administrator and Deutsche Bank National Trust Company, as Indenture Trustee, Asset-Backed Notes, Series 2005-3.

99.2	Servicing Agreement, dated as of August 30, 2005, between Wachovia Mortgage Loan Trust, LLC, as Owner, and ECC Capital Corporation, as Servicer.
99.3

Administration Agreement, dated as of August 30, 2005, among Encore Credit Receivables Trust 2005-3, as Issuer, Citibank, N.A., as Administrator, ECC Capital Corporation, as Servicer, and Wilmington Trust Company, as Owner Trustee, Asset-Backed Notes, Series 2005-3.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 7, 2006

WACHOVIA MORTGAGE LOAN TRUST, LLC

By:	/s/ Robert Perret
Name:	Robert Perret
Title:	Vice President

EXHIBIT INDEX

Item 601(a) of Regulation S-K Exhibit No.	Sequentially Numbered Description
3.1

Amended and Restated Trust Agreement, dated as of August 30, 2005, among Wachovia Mortgage Loan Trust, LLC, as Depositor, Wilmington Trust Company, as Owner Trustee and Citibank, N.A., as Certificate Registrar and Certificate Paying Agent, Asset Backed Notes, Series 2005-3.

4.1

Indenture, dated as of August 30, 2005, among Encore Credit Receivables Trust 2005-3, as Issuer, Citibank, N.A., as Securities Administrator, and Deutsche Bank National Trust Company, as Indenture Trustee, Asset Backed Notes, Series 2005-3.

99.1

Servicing Agreement, dated as of August 30, 2005, among CitiMortgage Inc., as Master Servicer, Encore Credit Receivables Trust 2005-3, as Issuer, Citibank, N.A., as Securities Administrator and Deutsche Bank National Trust Company, as Indenture Trustee, Asset-Backed Notes, Series 2005-3.

99.2	Servicing Agreement, dated as of August 30, 2005, between Wachovia Mortgage Loan Trust, LLC, as Owner, and ECC Capital Corporation, as Servicer.
99.3

Administration Agreement, dated as of August 30, 2005, among Encore Credit Receivables Trust 2005-3, as Issuer, Citibank, N.A., as Administrator, ECC Capital Corporation, as Servicer, and Wilmington Trust Company, as Owner Trustee, Asset-Backed Notes, Series 2005-3.